INCOME TAXES	12 Months Ended
Dec. 31, 2010
INCOME TAXES
7.      INCOME TAXES:

Tax losses amounted to approximately $2,700,000 and $2,500,000 for the years ended December 31, 2010 and December 31, 2009, respectively. The Company’s Federal net operating loss carryforward amounts to approximately $11,720,000 and expires through 2030. These loss carryforwards are subject to limitation in future years should certain ownership changes occur. A full valuation allowance equal to the deferred tax asset has been recorded due to the uncertainty that the Company will have the ability to utilize such asset.

During the year ended December 31, 2009 the Company sold a portion of its New Jersey Net Operating Loss tax carryforwards to an industrial company under provisions in the New Jersey tax code.  For the 2009 sale, the Company received proceeds of approximately $299,000.   The Company’s remaining New Jersey net operating loss carryforward amounts to approximately $6,967,000 and expires through 2017.  During the year ended December 31, 2010 the Company was not eligible to participate in the New Jersey state program.  There can be no assurance that the Company will again be eligible in the future to participate or be successful in future sales of its New Jersey Net Operating Loss tax carryforwards.

For the years ended December 31, 2010 and December 31, 2009, respectively, the Company’s effective tax rate differs from the federal statutory rate principally due to net operating losses offset by certain non-deductible expenses for which no benefit has been recorded.

A reconciliation of the Federal statutory rate to the Company’s effective tax rate for the years ended December 31, 2010 and December 31, 2009 is as follows:

	2010	2009

Federal statutory rate	(34.0)%	(34.0)%
Decrease resulting from:
Non-deductible expenses	1.7	2.5
Net operating losses	32.3	31.5
Effective tax rate	—%	—%